Exhibit 99.1

QAD Inc. Stockholders Approve Acquisition by Thoma Bravo

SANTA BARBARA, Calif. – November 2, 2021 – QAD Inc. (Nasdaq: QADA) (Nasdaq: QADB), a leading provider of next-generation manufacturing and supply chain solutions in the cloud, today announced that its stockholders approved the acquisition of QAD by Thoma Bravo, a leading software investment firm, at a special meeting.

“With the strong support of our stockholders, we have taken another important step toward completing the transaction with Thoma Bravo and beginning QAD’s next chapter as a private company,” said Anton Chilton, QAD’s Chief Executive Officer. “We are pleased with this outcome and eager to partner with Thoma Bravo to accelerate our vision of enabling the Adaptive Manufacturing Enterprise.”

The final voting results will be filed in a Form 8-K with the U.S. Securities and Exchange Commission.

Subject to the terms of the definitive merger agreement announced on June 28, 2021, QAD stockholders will receive $87.50 per share of Class A Common Stock or Class B Common Stock. The Company expects to announce consummation of the merger within the coming days, subject to the satisfaction of certain customary closing conditions. Upon closing of the transaction, QAD’s common stock will no longer be listed on the Nasdaq stock market.

About QAD – Enabling the Adaptive Manufacturing Enterprise

QAD Inc. is a leading provider of next generation manufacturing and supply chain solutions in the cloud. Global manufacturers face ever-increasing disruption caused by technology-driven innovation and changing consumer preferences. In order to survive and thrive, manufacturers must be able to innovate and change business models at unprecedented rates of speed. QAD calls these companies Adaptive Manufacturing Enterprises. QAD solutions help customers in the automotive, life sciences, consumer products, food and beverage, high tech and industrial manufacturing industries rapidly adapt to change and innovate for competitive advantage.

Founded in 1979 and headquartered in Santa Barbara, California, QAD has 30 offices globally. Over 2,000 manufacturing companies have deployed QAD solutions including enterprise resource planning (ERP), demand and supply chain planning (DSCP), global trade and transportation execution (GTTE) and quality management system (QMS) to become an Adaptive Manufacturing Enterprise. To learn more, visit www.qad.com or call +1 805-566-6100. Find us on Twitter, LinkedIn, Facebook, Instagram and Pinterest.

“QAD” is a registered trademark of QAD Inc. All other products or company names herein may be trademarks of their respective owners.

About Thoma Bravo

Thoma Bravo is one of the largest private equity firms in the world, with more than $83 billion in assets under management as of June 30, 2021. The firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging the firm's deep sector expertise and proven strategic and operational capabilities, Thoma Bravo collaborates with its portfolio companies to implement operating best practices, drive growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings. Over the past 20-plus years, the firm has acquired more than 325 software and technology companies representing over $100 billion of value. The firm has offices in Chicago, Miami and San Francisco. For more information, visit thomabravo.com.

CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

All statements and assumptions in this communication that do not directly and exclusively relate to historical facts could be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are often identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “may,” “could,” “should,” “forecast,” “goal,” “intends,” “objective,” “plans,” “projects,” “strategy,” “target” and “will” and similar words and terms or variations of such. These statements represent current intentions, expectations, beliefs or projections, and no assurance can be given that the results described in such statements will be achieved. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of the Company’s business, performance and opportunities; and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) uncertainties as to the timing of the proposed transaction; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require the Company to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) various risks related to health epidemics, pandemics and similar outbreaks, such as the COVID-19 pandemic, which may have material adverse effects on the Company’s business, financial position, results of operations and/or cash flows; (ix) adverse economic, market or geo-political conditions that may disrupt the Company’s business and cloud service offerings, including defects and disruptions in the Company’s services, ability to properly manage cloud service offerings, reliance on third-party hosting and other service providers, and exposure to liability and loss from security breaches; (x) uncertainties as to demand for the Company’s products, including cloud service, licenses, services and maintenance; (xi) the possibility of pressure to make concessions on pricing and changes in the Company’s pricing models; (xii) risks related to the protection of the Company’s intellectual property; (xiii) changes in the Company’s dependence on third-party suppliers and other third-party relationships, including sales, services and marketing channels; (xiv) changes in the Company’s revenue, earnings, operating expenses and margins; (xv) the reliability of the Company’s financial forecasts and estimates of the costs and benefits of transactions; (xvi) the Company’s ability to leverage changes in technology; (xvii) risks related to defects in the Company’s software products and services; (xviii) changes in third-party opinions about the Company; (xix) changes in competition in the Company’s industry; (xx) delays in sales; (xxi) timely and effective integration of newly acquired businesses; (xxii) changes in economic conditions in the Company’s vertical markets and worldwide; (xxiii) fluctuations in exchange rates; and (xxiv) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended January 31, 2021, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law.

QAD Inc. Contacts:

Evan Quinn

Analyst Relations

617-869-7335

industryanalyst@qad.com

or

Jed Repko / Andrew Siegel / Katie Villany

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Thoma Bravo Contacts:

Megan Frank

212-731-4778

mfrank@thomabravo.com

or

Andrew Johnson

Finsbury Glover Hering

914-497-5138

andrew.johnson@fgh.com